Exhibit 99.1

                                                                   [Verint logo]
Press Release

Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verint.com


          Verint Systems Reports Record Fiscal 2005 Third Quarter Sales

    Sales Grow to $78.2 Million; Increases 22.3% y-o-y and 4.7% Sequentially
                    GAAP Earnings Per Diluted Share of $0.22
                  Pro Forma Earnings Per Diluted Share of $0.26

MELVILLE, N.Y, December 6, 2005 - Verint Systems Inc. (NASDAQ:VRNT), announced record sales of $78,238,000 for the third quarter of fiscal 2005, ended October 31, 2005, a 22.3% increase compared with $63,989,000 for the third quarter of fiscal 2004. Verint's sales increased approximately 4.7% sequentially, compared with $74,709,000 for the second quarter of fiscal 2005.

Net income on a generally accepted accounting principles ("GAAP") basis was $7,308,000 for the third quarter of fiscal 2005 ($0.22 per diluted share) compared with net income of $5,180,000 ($0.16 per diluted share) for the third quarter of fiscal 2004, and net income of $7,137,000 ($0.22 per diluted share) for the second quarter of fiscal 2005.

Net income on a pro forma basis was $8,771,000 for the third quarter of fiscal 2005 ($0.26 per diluted share) compared with pro forma net income of $6,903,000 ($0.21 per diluted share) for the third quarter of fiscal 2004, and pro forma net income of $8,359,000 ($0.25 per diluted share) for the second quarter of fiscal 2005. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statement of Operations.

Dan Bodner, President and CEO of Verint, stated, "Our record third quarter sales were due to demand for our actionable intelligence solutions in the security and business intelligence markets. Pro forma income from operations of $9.3 million, which was also a record, grew 35.7% year-over-year."

The Company ended the quarter with record cash, cash equivalents, bank time deposits and short-term investments of $266,565,000, working capital of $215,480,000 total assets of $451,141,000, and stockholders' equity of $315,142,000.

Conference Call Information
The Company will be conducting a conference call to review its fiscal 2005 third quarter results today at 4:30 PM ET. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 706-634-7052. Please dial in 5-10 minutes prior to the scheduled start time.

A replay of the conference call will be available on our website at www.verint.com until January 31, 2006.

Verint Systems Reports Record Fiscal 2005 Third Quarter Results
December 6, 2005
Page 2


Financial highlights at and for the nine and three month periods ended October 31, 2005 and prior year comparisons are as follows:

--------------------------------------------------------------------------------
                 Consolidated Statements of Income (GAAP Basis)
                      (In thousands, except per share data)
                                   (Unaudited)
--------------------------------------------------------------------------------
                                       Nine Months            Three Months
                                -----------------------  ---------------------
                                    Ended October 31,       Ended October 31,
                                -----------------------  ---------------------
                                   2004         2005       2004        2005
                                ----------   ----------  ---------   ---------
Sales                           $ 180,794    $ 224,986   $ 63,989    $ 78,238
Cost of sales                      82,098       99,860     29,235      34,360
                                ----------   ----------  ---------   ---------
Gross Profit                       98,696      125,126     34,754      43,878

Operating Expenses
  Research and development, net    23,089       29,035      8,409      10,039
  Selling, general and
   administrative                  59,704       74,217     21,290      26,272
  In-process research and
   development                      3,154            -          -           -
  Write-down of capitalized
   software                         1,481            -          -           -
                                ----------   ----------  ---------   ---------
Income from operations             11,268       21,874      5,055       7,567

Interest and other income, net      2,379        5,361        932       1,982
                                ----------   ----------  ---------   ---------
Income before income tax
 provision                         13,647       27,235      5,987       9,549

Income tax provision                1,282        6,257        807       2,241
                                ----------   ----------  ---------   ---------
Net income                      $  12,365    $  20,978   $  5,180    $  7,308
                                ==========   ==========  =========   =========

Earnings per share:
  Basic                         $    0.40    $    0.66   $   0.17    $   0.23
                                ==========   ==========  =========   =========
  Diluted                       $    0.38    $    0.63   $   0.16    $   0.22
                                ==========   ==========  =========   =========

Weighted average shares:
  Basic                            30,725       31,658     31,036      31,866
  Diluted                          32,481       33,141     32,766      33,333

--------------------------------------------------------------------------------

Verint Systems Reports Record Fiscal 2005 Third Quarter Results
December 6, 2005
Page 3


Verint Systems provides pro forma net income and pro forma earnings per share data as additional information of its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and result of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget purposes:

--------------------------------------------------------------------------------
               Consolidated Statements of Income (Pro Forma Basis)
                      (In thousands, except per share data)
                                   (Unaudited)
--------------------------------------------------------------------------------
                                       Nine Months            Three Months
                                -----------------------  ---------------------
                                    Ended October 31,       Ended October 31,
                                -----------------------  ---------------------
                                   2004         2005       2004        2005
                                ----------   ----------  ---------   ---------
Sales                           $ 180,794    $ 224,986   $ 63,989    $ 78,238
Cost of sales                      80,382       96,967     28,160      33,182
                                ----------   ----------  ---------   ---------
Gross Profit                      100,412      128,019     35,829      45,056

Operating Expenses
  Research and development, net    23,089       29,035      8,409      10,039
  Selling, general and
   administrative                  58,350       72,580     20,544      25,683
                                ----------   ----------  ---------   ---------
Income from operations             18,973       26,404      6,876       9,334

Interest and other income, net      2,379        5,488        932       2,077
                                ----------   ----------  ---------   ---------
Income before income tax
 provision                         21,352       31,892      7,808      11,411

Income tax provision                2,092        7,056        905       2,640
                                ----------   ----------  ---------   ---------
Net income                      $  19,260    $  24,836   $  6,903    $  8,771
                                ==========   ==========  =========   =========
Earnings per share:
  Basic                         $    0.63    $    0.78   $   0.22    $   0.28
                                ==========   ==========  =========   =========
  Diluted                       $    0.59    $    0.75   $   0.21    $   0.26
                                ==========   ==========  =========   =========

Weighted average shares:
  Basic                            30,725       31,658     31,036      31,866
  Diluted                          32,481       33,141     32,766      33,333

--------------------------------------------------------------------------------
            Reconciliation of GAAP net income to pro forma net income
--------------------------------------------------------------------------------
GAAP net income                 $  12,365    $  20,978   $  5,180    $  7,308
Amortization of purchased
 intangible assets:
  Included in gross profit          1,183        2,893        542       1,178
  Included in operating expenses      675          898        275         340
  Included in interest and other
   income                               -          127          -          95
Amortization of stock based
 compensation                         313          739        105         249
Acquisition-related charges:
  In-process research and
   development                      3,154            -          -           -
  Write-down of capitalized
   software                         1,481            -          -           -
  Other, included in gross
   profit and in operating
   expenses                           899            -        899           -
Income tax effect                    (810)        (799)       (98)       (399)
                                ----------   ----------  ---------   ---------
Pro forma net income            $  19,260    $  24,836   $  6,903    $  8,771
                                ==========   ==========  =========   =========

--------------------------------------------------------------------------------

Verint Systems Reports Record Fiscal 2005 Third Quarter Results
December 6, 2005
Page 4


--------------------------------------------------------------------------------
                            Balance Sheet Highlights
                                 (In thousands)
--------------------------------------------------------------------------------

ASSETS
------                                                               October 31,
                                                         January 31,     2005
                                                            2005     (Unaudited)
                                                         ----------   ----------
CURRENT ASSETS:
  Cash, cash equivalents, bank time deposits and
   short-term investments                                $ 240,414    $ 266,565

  Accounts receivable, net                                  39,072       48,896
  Inventories                                               17,267       20,886
  Prepaid expenses and other current assets                  9,880       10,427
                                                         ----------   ----------
TOTAL CURRENT ASSETS                                     $ 306,633    $ 346,774

PROPERTY AND EQUIPMENT, net                                 17,540       19,833

INTANGIBLE ASSETS, net                                      12,026       10,315

GOODWILL                                                    49,625       59,262

OTHER ASSETS                                                13,154       14,957
                                                         ----------   ----------
TOTAL ASSETS                                             $ 398,978    $ 451,141
                                                         ==========   ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                  $  68,399    $  91,507
  Advance payments from customers                           41,853       39,787
                                                         ----------   ----------
TOTAL CURRENT LIABILITIES                                  110,252      131,294
LONG-TERM LIABILITIES                                        5,351        4,705
                                                         ----------   ----------
TOTAL LIABILITIES                                          115,603      135,999


STOCKHOLDERS' EQUITY                                       283,375      315,142
                                                         ----------   ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 398,978    $ 451,141
                                                         ==========   ==========
--------------------------------------------------------------------------------

About Verint Systems Inc.
Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, networked video and security and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology, Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.

Verint Systems Reports Record Fiscal 2005 Third Quarter Results
December 6, 2005
Page 5

Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: risk associated with integrating the business and employees of MultiVision and Opus; risks associated with integrating the assets and business acquired from ECtel Ltd. and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; aggressive competition in all of Verint's markets, which creates pricing pressure; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

                                       ###

All marks referenced herein with the (R) or (TM) symbol are registered trademarks or trademarks of Verint Systems Inc. or its subsidiaries. All rights reserved. All other marks are trademarks of their respective owners.